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                                                                    EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
AmerUs Life Holdings, Inc.:

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                       KPMG Peat Marwick LLP

Des Moines, Iowa
December 19, 1996